Exhibit 99.1

Safe Harbor Statement

Safe Harbor Statement

Team RH

AGENDA

We Began as a retailer of nostalgic discovery items with a $20M market cap

TRANSFORMED INTO A $2.5B Luxury DESIGN PLATFORM

Exhibit 99.1

RH

# INVESTOR DAY

NOVEMBER 16, 2017

# SAFE HARBOR STATEMENT

This presentation contains forward-looking statements that are subject to risks and uncertainties. Forward-looking statements give the Company's current expectations and projections relating to its financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events.

For example, forward-looking statements include statements the Company makes relating to: the Company's expectations regarding the retail industry, consumer confidence, consumer spending, consumer preferences and buying trends and general economic conditions; our expectations concerning the strength of the RH brand including that RH is positioned as an authority, that RH has no peer, that RH is the leading luxury design firm in the country, that RH has total control of its brand and that brands with more control will be more valuable; our expectations regarding attracting and amplifying the best design and manufacturing talent; our ability to leverage Waterworks; our expectations concerning the strength of our product platform, including that we have the most comprehensive collection of luxury products in home furnishings and the potential of the RH Modern product offering; the expansion and potential of RH Interior Design Services; the anticipated benefits of our business investments and strategies including (i) our membership model and our new operating model, (ii) the transformation of our real estate and the potential for 60 to 70 Galleries in North America, (iii) opening of new Gallery locations and the cadence of such openings, (iv) efforts to optimize inventories and rationalize our product offer, (v) efforts to implement a more disciplined approach to capital allocation, and (vi) the redesign of our supply chain network; the anticipated benefits of our real estate transformation, including the potential to double our retail sales in every market while lifting our direct revenues; our plans and expectations related to new business investments and in particular with respect to RH Hospitality; our expectations that we are in the early innings of our  concerning the Company’s confidence in the long-term goal to reach $4 billion to $5 billion in North American revenues, with industry-leading operating margins and return on invested capital; the Company’s expectation that it can grow revenues 8% to 12% and earnings 15% to 20% over the next ten years; expectations regarding the Company’s long-term potential for international expansion; the ability of our new membership model to enable us to simplify and streamline our business and develop deeper connection with our customers and that we are creating a customer experience that cannot be replicated; estimated volatility in weekly demand sales as a result of our new membership model; our plan to close two furniture distribution centers and run the business with two coastal distribution centers; the anticipated benefits of our new distribution network design, including (i) total projected annual expense savings of approximately $15M and (ii) total projected inventory savings of approximately $400M; the anticipated benefit of our reverse logistics and outlet business redesign, including expected annual cost savings and margin enhancement of approximately $15 to $20M; the anticipated benefits of changes in our home delivery program; our belief that transitioning from a leasing to RE development model will significantly reduce our capital requirements and increase return on invested capital and the anticipated benefits of a RE development model, including (i) the opportunity to develop unique retail locations, (ii) the ability to structure sale-leasebacks of RE with significantly lower rents, (iii) the elimination of percentage rent and expensive triple net charges and pass throughs, (iv) the establishment of sales price to recoup capital investment, shorten payback and increase return on invested capital and (v) the ability to minimize depreciation and amortization; and estimated and projected costs, expenditures, compensation charges, cash flows, growth rates, operating margins and financial results.

# SAFE HARBOR STATEMENT

The Company derives many of its forward-looking statements from its operating budgets and forecasts, which are based upon many detailed assumptions. While the Company believes that its assumptions are reasonable, you are cautioned that it is very difficult to predict the impact of known factors, and it is impossible for the Company to anticipate all factors that could affect its actual results. Forward-looking statements are based on information available at the time those statements are made and/or management's good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Such risks and uncertainties include, without limitation, the risks and uncertainty of the many business initiatives that we are pursuing as well as those risks and uncertainties disclosed under the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in RH's most recent Form 10-K and Form 10-Q filed with the Securities and Exchange Commission, and similar disclosures in subsequent reports filed with the SEC, which are available on our investor relations website at ir.rh.com and on the SEC website at www.sec.gov.

All written and oral forward-looking statements attributable to the Company, or persons acting on its behalf, are expressly qualified in their entirety by the cautionary statements in our most recent Form 10- K and Form 10-Q filed with the SEC, and similar disclosures in subsequent reports filed with the SEC as well as other cautionary statements that are made from time to time in the Company's public communications. You should evaluate all forward-looking statements made in this presentation in the context of these risks and uncertainties.

The Company's adjusted net income, free cash flow and adjusted operating margins guidance does not include certain charges and costs. The adjustments to net income, net cash provided by (used in) operating activities and operating margins in future periods are generally expected to be similar to the kinds of charges and costs excluded from adjusted net income, free cash flow and adjusted operating margins in prior periods, such as unusual non-cash and other compensation expense; out of the ordinary income tax expense or benefits; expenses related to legal claims and contingencies; reorganization costs including severance costs and related taxes; non-cash amortization of debt discount; and charges and costs in connection with the acquisition of Waterworks, among others. The exclusion of these charges and costs in future periods will have a significant impact on the Company's adjusted net income, free cash flow and adjusted operating margins. The Company is not able to provide a reconciliation of the Company's non-GAAP financial guidance to the corresponding GAAP measures without unreasonable effort because of the uncertainty and variability of the nature and amount of these future charges and costs. This presentation includes a presentation of the Company's cumulative free cash flow for the second quarter of 2017 based on the reported free cash flow for the six months ended July 29, 2017 as disclosed the Company's Current Report on Form 8-K filed with the SEC on September 6, 2017, which includes a full reconciliation to the most directly comparable GAAP measure.

# TEAM RH

KAREN BOONE CO-PRESIDENT, CHIEF FINANCIAL & ADMINISTRATIVE OFFICER

ERI CHAYA CO-PRESIDENT, CHIEF CREATIVE & MERCHANDISING OFFICER

DEMONTY PRICE CO-PRESIDENT, CHIEF OPERATING, SERVICE & VALUES OFFICER

DAVE STANCHAK CHIEF REAL ESTATE & DEVELOPMENT OFFICER

SANDRA STANGL PRESIDENT, NEW BUSINESS DEVELOPMENT

BRENDAN SODIKOFF PRESIDENT, RH HOSPITALITY

# AGENDA

## OUR VIEW
THE RETAIL INDUSTRY

## OUR STRATEGY
WHY IT WILL PROVE TO BE WORTH THE RIDE

## OUR NEW MODEL
BACK ON THE RACE TRACK WITH AN ENTIRELY NEW & SUPERIOR VEHICLE

# OUR VIEW



"NO ONE EVER MADE A DIFFERENCE BEING LIKE EVERYONE ELSE."

– P. T. BARNUM

RETAILERS HAVE SPENT THE PAST 20 YEARS BECOMING MORE, RATHER THAN LESS LIKE EVERYONE ELSE

# THE AGE OF AMAZON &
# THE DEATH OF THE DEPARTMENT STORES

AMAZON IS FALSELY ACCUSED

DYING FROM OLD AGE AND LACK OF INNOVATION



"IT'S NOT THE STRONGEST OF THE SPECIES THAT SURVIVES, NOR THE MOST INTELLIGENT, IT'S THE ONE MOST ADAPTABLE TO CHANGE."

*– CHARLES DARWIN*

"PROGRESS IS A NICE WORD,
BUT CHANGE IS ITS MOTIVATOR,
AND CHANGE HAS ITS ENEMIES."

*– ROBERT F. KENNEDY*



# THERE ARE THOSE WITH TASTE AND NO SCALE, AND THOSE WITH SCALE AND NO TASTE

WE BELIEVE THE IDEA OF SCALING TASTE IS LARGE AND FAR REACHING



"ULTIMATELY, IT COMES DOWN TO TASTE."

*– STEVE JOBS*

# IT'S NOT ABOUT PHYSICAL VERSUS DIGITAL, IT'S ABOUT PHYSICAL WITH DIGITAL

IT'S ABOUT THE SEAMLESS INTEGRATION OF A BRAND ACROSS ALL CHANNELS

# THE WEB *IS* THE MOST DEMOCRATIC CHANNEL

MOST DIFFICULT TO DIFFERENTIATE
HOLLY’S HOME STORE LOOKS AS BIG AS RH ONLINE

# THE WEB *IS NOT* THE MOST PROFITABLE CHANNEL

MOST RETAILERS WHO HAVE INCREASED ONLINE SALES HAVE DECREASED OPERATING MARGINS
NAME AN ONLINE-ONLY RETAIL BRAND THAT HAS REACHED A BILLION DOLLARS PROFITABLY

# THE PHYSICAL MANIFESTATION OF A BRAND WILL PROVE TO BE MORE RATHER THAN LESS IMPORTANT

ESPECIALLY FOR BRANDS NOT SELLING COMMODITIES
MOST CAPITAL-EFFICIENT WAY TO SCALE IN A PHYSICAL WORLD

# WE LIVE IN A WORLD OF COMPLEXITY AND CLUTTER

BOMBARDED WITH INFORMATION AND CHOICES

# GREAT BRANDS CAN BE A SILVER BULLET

BREAKING THROUGH THE CHAOS AND SIMPLIFYING OUR LIVES BY DELIVERING A PREDICTABLE PROMISE

# TIME IS THE ULTIMATE LUXURY

BUSINESSES OR BRANDS THAT DON'T DELIVER TIME VALUE WILL BECOME LESS VALUABLE

# BRANDS WITH MORE CONTROL WILL BECOME MORE VALUABLE

BIGGEST ISSUE BRANDS FACE TODAY IS THE DANGER IMBEDDED IN THEIR DISTRIBUTION CHANNELS
WE BELIEVE THOSE WITH CONTROL FROM CONCEPT TO CUSTOMER WILL BE REWARDED

# IT’S NOT ABOUT MARKETING, IT’S ABOUT TRUTH

IT'S NOT WHAT WE SAY, IT'S WHAT WE DO THAT DEFINES US

# IF WE WANT TO BE PART OF THE CONVERSATION, WE HAVE TO CREATE THE CONVERSATION

OUR PRODUCTS, SOURCEBOOKS AND GALLERIES HAVE LED RH TO BECOME THE MOST PINNED, INSTAGRAMMED AND TWEETED BRAND IN OUR SPACE

# GREAT BRANDS DON'T CHASE CUSTOMERS, CUSTOMERS CHASE GREAT BRANDS

GREAT BRANDS ARE VISION, NOT CUSTOMER LED

THE iPHONE®, TESLA, INSTAGRAM OR DISNEYLAND DID NOT COME FROM A FOCUS GROUP

"IF I ASKED MY CUSTOMERS WHAT THEY WANTED,
THEY WOULD HAVE TOLD ME A FASTER HORSE."

– HENRY FORD



# OUR STRATEGY

OUR JOURNEY BEGINS WITH A QUESTION...

# WHO IS THE HOME BRAND FOR THE LUXURY CUSTOMER?

THIS QUESTION FRAMES OUR OPPORTUNITY


RH

RH HAS CREATED THE MOST COMPREHENSIVE COLLECTION OF LUXURY HOME FURNISHINGS PRESENTED IN THE MOST INSPIRING SPACES IN THE WORLD

RH BOSTON
THE GALLERY AT THE HISTORIC MUSEUM OF NATURAL HISTORY

# WE BEGAN AS A RETAILER OF NOSTALGIC DISCOVERY ITEMS WITH A $20M MARKET CAP


RESTORATION HARDWARE
Ever since *The Full Monty,* I've been intrigued with trolls yet not convinced that trolls as mere garden ornament justified their strange existence. And then, I was introduced to Aqua-Troll. Fitted with an industrial-grade sprinkler where it is conceivable he might house a brain, his head pops up with normal household water pressure (revealing the sprinkler), emitting a 72-foot diam. lawn and garden spray. The Aqua-Troll connects to an ordinary garden hose or may be directly connected to existing sprinkler systems. Neighbors will marvel at your bravery, your *je ne sais quoi,* in exhibiting Aqua-Troll on your manicured lawn.
Summer 2001

FROM AN 84-PAGE CATALOG

# TRANSFORMED INTO A $2.5B LUXURY DESIGN PLATFORM


RH
INTERIORS


RH
OUTDOOR


RH
BABY&CHILD


RH
MODERN

WITH OVER 3,000 PAGES OF INSPIRED DESIGN



## FURNITURE OF THIS QUALITY HAS NEVER BEEN MADE IN THESE QUANTITIES

WE ARE BUILDING THE FIRST LUXURY HOME FURNISHINGS RAILROAD THAT WILL BE VERY HARD TO REPLICATE


TIMOTHY OULTON
LONDON
JON SARRIUGARTE
OAKLAND
BINA AND ROBINSON
LOS ANGELES
JONATHAN BROWNING
SAN FRANCISCO
ROBERT SONNEMAN
NEW YORK
VICENTE WOLF
NEW YORK
CHARLIE ZAGAROLI
HIGH POINT
CLODAGH
NEW YORK
ANN MARIE
LOS ANGELES
SYDNEY
LUAY AL-RAWI
THE NETHERLANDS
BEN SOLEIMANI
LOS ANGELES / LONDON

WE'VE BUILT A POWERFUL PRODUCT PLATFORM THAT ATTRACTS AND AMPLIFIES THE BEST DESIGN AND MANUFACTURING TALENT IN THE WORLD



THIS LEVEL OF DESIGN WAS ONLY AVAILABLE BEHIND THE IRON CURTAIN OF TO-THE-TRADE DESIGN CENTERS

HIGHLY FRAGMENTED MARKET WITH LACK OF ACCESSIBILITY, TRANSPARENCY AND SCALE


ESTB. 1978
WATERWORKS

## WE'VE ADDED THE MOST PRESTIGIOUS BATH & KITCHEN BRAND IN THE WORLD TO OUR PLATFORM – WATERWORKS

POSITIONS RH AS AN AUTHORITY IN TWO OF THE MOST IMPORTANT ROOMS OF THE HOME – BATH & KITCHEN


RH
MODERN

# WE'VE LAUNCHED ONE OF THE MOST EXCITING NEW CONCEPTS IN RETAIL – RH MODERN

POISED TO BECOME A BILLION-DOLLAR PLUS BRAND

OUR FIRST FREESTANDING RH MODERN GALLERY IN LOS ANGELES



RH
INTERIOR DESIGN

## WE'RE BUILDING AN INTERIOR DESIGN BUSINESS THAT MOVES THE BRAND BEYOND CREATING AND SELLING PRODUCTS TO CONCEPTUALIZING AND SELLING SPACES

QUICKLY BECOMING THE LEADING LUXURY INTERIOR DESIGN FIRM IN THE COUNTRY


IMAGINE
YOURSELF HERE


RH
INTERIOR DESIGN
THE INFINITE POTENTIAL OF A BLANK CANVAS. THE HOME YOU HOPE TO CREATE. ALL YOU HAVE TO DO IS IMAGINE.
OUR INTERIOR DESIGNERS WORK TO REALIZE THE POTENTIAL OF YOUR HOME AND BRING YOUR VISION TO LIFE.
FOR AN APPOINTMENT, VISIT AN RH GALLERY NEAR YOU OR RH.COM. JOIN THE RH MEMBERS PROGRAM AND RECEIVE COMPLIMENTARY INTERIOR DESIGN SERVICES.



RH
*the*
MEMBERS PROGRAM

WE MADE THE BRAVE MOVE FROM A PROMOTIONAL TO A MEMBERSHIP MODEL THAT HAS ENHANCED OUR BRAND, STREAMLINED OUR BUSINESS AND DRAMATICALLY IMPROVED THE CUSTOMER EXPERIENCE

# THE TRANSFORMATION OF OUR REAL ESTATE HAS THE POTENTIAL TO DOUBLE OUR RETAIL SALES IN EVERY MARKET WHILE LIFTING OUR DIRECT REVENUES

LESS THAN 10% OF OUR ASSORTMENT IS PRESENTED IN OUR LEGACY GALLERIES
THE KEY TO UNLOCKING THE VALUE OF OUR ASSORTMENT IS TO TRANSFORM OUR RETAIL PLATFORM

# IT'S NOT ABOUT THE INTERNET

ONLY 12% OF RETAIL SALES ARE DONE ONLINE


Saks Fifth Avenue

# IT'S ABOUT THE LACK OF IMAGINATION AT RETAIL

MOST RETAIL STORES ARE ARCHAIC WINDOWLESS BOXES THAT LACK ANY SENSE OF HUMANITY

NO NATURAL LIGHT OR FRESH AIR

( THE FORMER SAKS IN DENVER, CHERRY CREEK )



RH

DENVER

THE GALLERY AT
CHERRY CREEK

WE'RE BUILDING INSPIRING SPACES THAT BLUR THE LINES BETWEEN RESIDENTIAL AND RETAIL, THAT ARE MORE HOME THAN STORE

SPACES THAT ARE FLOODED WITH NATUAL LIGHT AND FRESH AIR, WITH GARDEN COURTYARDS AND ROOFTOP PARKS



RH

SEATTLE

THE GALLERY AT
UNIVERSITY VILLAGE



# RH

## LOS ANGELES

THE GALLERY ON
MELROSE AVENUE


RH
RH

RH

AUSTIN

THE GALLERY AT
THE DOMAIN



# RH

LAS VEGAS

THE GALLERY AT
TIVOLI VILLAGE


RH

# RH

ATLANTA

THE GALLERY AT
THE ESTATE IN BUCKHEAD



RH

CHICAGO

THE GALLERY AT
THE THREE ARTS CLUB

THE NEXT LOGICAL STEP WAS TO BLUR THE LINES BETWEEN HOME AND HOSPITALITY BY SEAMLESSLY INTEGRATING A RESTAURANT, WINE VAULT AND COFFEE BAR

REVOLUTIONARY NEW RETAIL EXPERIENCE THAT CANNOT BE REPLICATED ONLINE

ONE THAT ACTIVATES ALL OF THE SENSES AND DRIVES SIGNIFICANT CUSTOMER TRAFFIC

RH CHICAGO VIDEO



RH

CHICAGO

THE GALLERY AT
THE THREE ARTS CLUB

THE LINE EVERY WEEKEND TO GET A TABLE FOR BRUNCH

NAME ANOTHER RETAIL STORE THAT HAS A LINE EVERY WEEKEND BEFORE IT OPENS

# THE MAJORITY OF OUR NEW GALLERIES GOING FORWARD WILL INCLUDE HOSPITALITY

INCLUDING NEW GALLERIES THIS YEAR IN TORONTO AND PALM BEACH



# RH

TORONTO

THE GALLERY IN YORKDALE

ANCHORING A NEW WING IN THE HIGHEST VOLUME MALL IN CANADA



RH

TORONTO

THE GALLERY IN YORKDALE

INTERIOR ELEVATION WITH DRAMATIC 140-FOOT SKYLIGHT ILLUMINATING THE COURTYARD RESTAURANT ACROSS THE STOREFRONT, WHERE YOU WILL DINE UNDER BEAUTIFUL OLIVE TREES AND HEAR THE SOUND OF TRICKLING FOUNTAINS



RH

WEST PALM

THE GALLERY ON OKEECHOBEE

DRAMATIC GARDEN COURTYARD, ROOFTOP RESTAURANT, WINE VAULT, PANTRY AND COFFEE BAR



RH

WEST PALM

THE GALLERY ON OKEECHOBEE

ROOFTOP RESTAURANT



RH

WEST PALM

THE GALLERY ON OKEECHOBEE

WINE VAULT


RH
RH WEST PALM BEACH
PANTRY

# RH

## WEST PALM

THE GALLERY ON OKEECHOBEE

PANTRY AND BARISTA BAR



# RH

## NEW YORK

THE GALLERY IN THE HISTORIC MEATPACKING DISTRICT

QUICKLY BECOMING ONE OF THE ICONIC CORNERS IN NEW YORK, ANCHORED BY THE ENTRANCE TO THE HIGH LINE AND THE NEW WHITNEY MUSEUM



RH

NEW YORK

THE GALLERY IN THE HISTORIC MEATPACKING DISTRICT

SIX FLOORS THAT SEAMLESSLY INTEGRATE OUR MULTIPLE BUSINESSES AND HOSPITALITY OFFERING



# RH

## NEW YORK

THE GALLERY IN THE HISTORIC
MEATPACKING DISTRICT

ROOFTOP PARK WITH A
BEAUTIFUL INDOOR /
OUTDOOR SKY-LIT ATRIUM
RESTAURANT


ONE WAY
SIDEWALK
CLOSED
USE OTHER SIDE

# RH

## NEW YORK

THE GALLERY IN THE HISTORIC
MEATPACKING DISTRICT

DELAYED

# WITH ONLY 15 NEW GALLERIES, WE ARE IN THE EARLY INNINGS OF OUR TRANSFORMATION

POTENTIAL FOR 60 TO 70 IN NORTH AMERICA

# WE REMAIN CONFIDENT IN OUR LONG-TERM GOAL OF REACHING $4 TO $5 BILLION IN NORTH AMERICAN REVENUES WITH INDUSTRY-LEADING OPERATING MARGINS AND RETURN ON INVESTED CAPITAL

BELIEVE WE CAN GROW REVENUES 8% TO 12%, EARNINGS 15% TO 20% FOR THE NEXT 10 YEARS

LONG-TERM OPPORTUNITY FOR INTERNATIONAL EXPANSION, AS WE BELIEVE RH HAS THE POTENTIAL TO BE A GLOBAL BRAND

EXPLORING LOCATIONS TO OPEN OUR FIRST GALLERY IN LONDON

# WHEN YOU STEP BACK AND CONSIDER...

ONE, WE ARE BUILDING A BRAND WITH NO PEER

TWO, WE ARE CREATING A CUSTOMER EXPERIENCE THAT CANNOT BE REPLICATED ONLINE

THREE, WE HAVE TOTAL CONTROL OF OUR BRAND FROM CONCEPT TO CUSTOMER

YOU REALIZE WHAT WE ARE BUILDING IS VERY RARE
IN TODAY'S RETAIL LANDSCAPE

AND WE WOULD ARGUE, WILL ALSO PROVE TO BE VERY VALUABLE

BREAK

# OUR NEW MODEL

# WE ARE ARCHITECTING AN ENTIRELY NEW OPERATING PLATFORM

NEW MEMBERSHIP MODEL
NEW OPERATING MODEL
NEW REAL ESTATE MODEL

# NEW MEMBERSHIP MODEL

# NEW MEMBERSHIP MODEL

TWO OBJECTIVES:
SIMPLIFY AND STREAMLINE OUR BUSINESS
DEVELOP DEEPER CONNECTION WITH OUR CUSTOMERS

# WE BELIEVE THAT MEMBERSHIP HAS ELIMINATED THE FRANTIC BUYING PATTERNS AND ASSOCIATED RETURNS, EXCHANGES, AND CANCELED ORDERS THAT ARE THE RESULT OF A CHAOTIC PROMOTIONAL MODEL

BEFORE MEMBERSHIP



AFTER MEMBERSHIP



# NEW MEMBERSHIP MODEL

DRAMATICALLY SIMPLIFIES SALES FORECASTING AND IMPROVES INVENTORY ACCURACY

CREATES MANUFACTURING EFFICIENCIES AND LOWER COSTS

IMPROVES EXECUTION AND PRODUCTIVITY THROUGHOUT OUR SUPPLY CHAIN AND GALLERY NETWORK

# NEW MEMBERSHIP MODEL

WE ARE DEVELOPING A DEEPER CONNECTION WITH OUR CUSTOMERS
65% OF OUR RETAIL BUSINESS IS DRIVEN BY MEMBERS WHO USE RH INTERIOR DESIGN
WE CURRENTLY HAVE 380K MEMBERS THAT DRIVE 95% OF OUR CORE RH BUSINESS
MEMBERSHIP FEE INCOME IS UP 37% YTD

# NEW OPERATING MODEL

# NEW OPERATING MODEL

THREE KEY AREAS OF FOCUS:

DISTRIBUTION NETWORK REDESIGN

REVERSE LOGISTICS AND OUTLET REDESIGN

HOME DELIVERY

# DISTRIBUTION NETWORK DESIGN

16 MONTHS AGO WE PEAKED AT 1.1M FURNITURE UNITS ACROSS 4 FURNITURE DC'S, 2 FURNITURE STORAGE DC'S, AND 1,000 STORAGE TRAILERS

16 MONTHS LATER WE ARE ON TRACK TO END THE YEAR WITH 535K FURNITURE UNITS WITH PLANS TO CLOSE 2 FURNITURE DC'S BY YEAR END, AND WE HAVE ELIMINATED STORAGE TRAILERS

WE ALSO AVOIDED THE CONSTRUCTION OF A PLANNED 1.5M SQ FT FURNITURE DC IN SAVANNAH THAT WOULD HAVE OPENED THIS YEAR

# DISTRIBUTION NETWORK DESIGN

OUR PLAN IS TO RUN THE BUSINESS WITH TWO COASTAL DISTRIBUTION CENTERS

WE EXPECT IN-STOCKS TO IMPROVE AND INVENTORY TURNS TO SIGNIFICANTLY INCREASE

TOTAL PROJECTED ANNUAL EXPENSE SAVINGS OF APPROXIMATELY $15M

TOTAL PROJECTED INVENTORY SAVINGS OF APPROXIMATELY $400M VERSUS PREVIOUS LONG RANGE PLAN

# REVERSE LOGISTICS & OUTLET BUSINESS REDESIGN

WE ARE NOW LIQUIDATING 90% OF RETURNS IN MARKET, ELIMINATING THE NEED TO TRANSPORT PRODUCT BACK TO OUR DISTRIBUTION CENTERS

WE EXPECT THIS WILL RESULT IN COST SAVINGS AND MARGIN ENHANCEMENT OF APPROXIMATELY $15-20M ANNUALLY

# HOME DELIVERY

OUR EVALUATION OF THE HOME DELIVERY NETWORK HAS LED US TO SEVERAL CONCLUSIONS:

THE CURRENT PROVIDER NETWORKS ARE NOT DESIGNED TO DELIVER A LUXURY CUSTOMER EXPERIENCE – MOST ARE LOW-COST, COMMODITY MODELS

OUR SCALE CREATES THE OPPORTUNITY TO INSOURCE AND/OR BUILD EXCLUSIVE PARTNERSHIPS

OUR CURRENT TEST IN THE BAY AREA, WHILE STILL EARLY, INDICATES THERE IS A SIGNIFICANT OPPORTUNITY

# HOME DELIVERY

AN INDEPENDENT SURVEY SENT TO OUR CUSTOMERS SERVICED BY OUR OWN IN-SOURCED OPERATION RECEIVED A 93% SATISFACTION SCORE, VERSUS OUR OUTSOURCED PROVIDERS WITH A SCORE OF 62%

OUR IN-SOURCED OPERATION SCORED 100% WHEN ASKED IF YOU WOULD REQUEST/RECOMMEND OUR DELIVERY DRIVERS/SERVICE, VERSUS OUR OUTSOURCED PROVIDERS WITH A SCORE OF 77%

# NEW REAL ESTATE MODEL

# NEW REAL ESTATE MODEL

TRANSITIONING FROM A LEASE TO A DEVELOPMENT MODEL THROUGH A SALE LEASEBACK STRUCTURE THAT WILL REDUCE OUR CAPITAL REQUIREMENTS AND INCREASE ROIC

# TWO KEY LEARNINGS FROM OUR CHICAGO DESIGN GALLERY

SUCCESSFUL IN CREATING A STAND ALONE RETAIL DESTINATION

THE ADDITION OF AN INTEGRATED HOSPITALITY EXPERIENCE CREATES A MORE IMMERSIVE CUSTOMER EXPERIENCE THAT DRIVES SIGNIFICANT TRAFFIC

# WE HAVE RETAINED EASTDIL SECURED

THIS PREMIER REAL ESTATE INVESTMENT BANKING GROUP WILL IDENTIFY CAPITAL PARTNERS AND ARRANGE SALE LEASE BACK TRANSACTIONS

WE BELIEVE THE VAST MAJORITY OF NEW GALLERIES WILL REQUIRE LITTLE IF ANY UPFRONT CAPITAL FROM RH

# KEY BENEFITS OF A DEVELOPMENT MODEL

OPPORTUNITY TO BUY AND DEVELOP UNIQUE RETAIL LOCATIONS

ABILITY TO STRUCTURE SALE-LEASEBACK WITH SIGNFICANTLY LOWER RENTS

ELIMINATE PERCENTAGE RENT, EXPENSIVE TRIPLE NET CHARGES AND PASS THROUGHS

MINIMIZE DEPRECIATION AND AMORTIZATION



MINNEAPOLIS

FREESTANDING PAD SITE AT
SOUTHDALE MALL



Southdale Center
NEW SOUTHDALE CENTER LOCATION
17
31

# DEVELOPMENT AND LEASE MODEL COMPARISON

## DEVELOPMENT MODEL – SALE / LEASEBACK

INVEST $33M TO OWN LAND AND GALLERY
SELL PROPERTY FOR $33M
LEASEBACK PROPERTY FOR $1.8M ANNUALLY

## LEASE MODEL

NO OWNERSHIP OF LAND AND GALLERY
INVEST $15M IN GALLERY LEASEHOLD IMPROVEMENTS WITH $1M DEPRECIATION PER YEAR
LEASE PROPERTY FOR $1.8M ANNUALLY PLUS $400K PERCENTAGE RENT

# MODEL COMPARISON – MINNEAPOLIS

RH DEVELOPMENT MODEL HAS A NET ZERO CAPITAL INVESTMENT AND NO PERCENTAGE RENT, GENERATING $25M OF INCREMENTAL CASH FLOW VERSUS THE LEASE MODEL OVER A 15-YEAR LEASE TERM

| | DEVELOPMENT MODEL | LEASE MODEL |
|---|---|---|
| SALES | $30M | $30M |
| RENT | $1.8M | $2.2M |
| CASH CONTRIBUTION | $9.0M | $8.6M |
| NET CAPITAL | $0M | $15M |

IN CLOSING...

# IT'S NOT ABOUT AMAZON

WITH ALL DUE RESPECT – THEY ARE AMAZING AT WHAT THEY DO

# IT'S NOT ABOUT BIG DATA

WITH ALL DUE RESPECT – WE LOVE DATA

IT'S ABOUT IMAGINATION



"IMAGINATION IS MORE IMPORTANT THAN KNOWLEDGE."

– ALBERT EINSTEIN

# IT'S ABOUT IMAGINING...

A NEW AND REVOLUTIONARY MEMBERSHIP MODEL

A NEW AND DRAMATICALLY MORE EFFICIENT OPERATING PLATFORM

A NEW AND SIGNIFICANTLY MORE ACCRETIVE REAL ESTATE STRATEGY

A NEW AND INSPIRING WAY TO LIVE

AND IN THE DISMAL DAYS OF BRICK & MORTAR RETAILING...

IT’S ABOUT IMAGINING A NEW AND REVOLUTIONARY RETAIL EXPERIENCE

# IMAGINE...

A RETAIL STORE WHERE YOU VALET YOUR CAR IN FRONT OF A 12 FT HIGH WALL OF WATER, INSPIRED BY THE FAMOUS FOUNTAIN IN NEW YORK'S PAYLEY PARK. WHERE YOU ADMIRE A 70X140 FT INSTALLATION BY THE WORLD RENOWNED CONTEMPORARY ARTIST, RETNA. WHERE YOU WANDER THROUGH 10,000 SQ FT OF TROPICAL GARDENS FEATURING ARTISTIC COMPOSITIONS OF OUTDOOR FURNITURE. WHERE YOU NAVIGATE THREE FLOORS OF INTERIOR INSTALLATIONS AND IMAGINE THE HOME OF YOUR DREAMS WITH AN INTERIOR DESIGN PROFESSIONAL. WHERE YOU SAVOR YOUR FAVORITE COFFEE DRINK AND A PASTRY FROM A BARISTA BAR. WHERE YOU ENJOY A GLASS OF ROSÉ IN A DRAMATIC WINE VAULT. WHERE YOU DINE UNDER HERITAGE OLIVE TREES BENEATH A SOARING GLASS ATRIUM WHILE LISTENING TO THE SOUND OF TRICKLING FOUNTAINS AND TAKING IN THE SUNSET IN A ROOFTOP RESTAURANT

NOW TRY TO IMAGINE THAT ONLINE

IT'S NO DIFFERENT THAN P. T. BARNUM IMAGINING
THE GREATEST SHOW ON EARTH

AND TRULY UNDERSTANDING THAT YOU CAN NEVER
MAKE A DIFFERENCE BY BEING LIKE EVERYONE ELSE

THE GREATEST SHOWMAN CLIP

NOW LET'S GET READY TO TOUR, THE GREATEST STORE ON EARTH

RIGHT AFTER OUR Q&A SESSION

# Q&A

# BALANCE SHEET

# DEBT SUMMARY

## SIGNIFICANT IMPROVEMENT IN LEVERAGE RATIOS EXPECTED IN Q4 THROUGH CONTINUED DEBT PAYDOWN FROM FREE CASH FLOW AND ADJUSTED EBITDA GROWTH

| | | FY2017 | | |
|---|---|---|---|---|
| *$ in millions* | RATE | Q2 | Q3 | Q4 |
| ABL REVOLVER | 2.75% | 283 | 341 | 210 |
| OTHER SECURED DEBT | 4.00% | 94 | 114 | 114 |
| 2ND LIEN TERM LOAN | 9.50% | 100 | - | - |
| 2019 CONVERTIBLE SENIOR NOTES | 0.00% | 350 | 350 | 350 |
| 2020 CONVERTIBLE SENIOR NOTES | 0.00% | 300 | 300 | 300 |
| NOTES PAYABLE & CAPITAL LEASES | ~5.00% | 27 | 27 | 27 |
| TOTAL DEBT | 1.35% | 1,154 | 1,132 | ~1,000 |
| TOTAL NON-CONVERT DEBT | | 404 | 482 | ~350 |
| CUMULATIVE FREE CASH FLOW | | 282 | ~300 | ~430 |
| TOTAL DEBT / ADJUSTED EBITDA | | 6.5x | 5.4x | ~4.2x |

# CASH FLOW GENERATION TO RETIRE CONVERTS

## EXPECT TO GENERATE SUFFICIENT FREE CASH FLOW TO REPAY BOTH CONVERTIBLE NOTES IN CASH

| *$ in millions* | FREE CASH FLOW | CUMULATIVE FCF | OTHER DEBT (3.2%) | CONVERTIBLE DEBT (0%) |
|---|---|---|---|---|
| Q4 2017 | $130 | $130 | $482 | $650 |
| FY 2018 | 240 | 370 | | |
| H1 2019 | 100 | 470 | | (350) |
| H2 2019 | 120 | 590 | | |
| H1 2020 | 120 | 710 | | (300) |

# FINANCING ALTERNATIVES

LOW-COUPON CONVERTIBLE DEBT

INSTITUTIONAL TERM LOAN

# CONVERTIBLE DEBT PRIMER

WE EXPECT TO SETTLE THE CONVERTIBLE NOTES IN CASH AND ACCORDINGLY DO NOT EXPECT DILUTION RELATED TO THE CONVERTS UNLESS THE STOCK REACHES $172 OR $189 BEFORE THE RESPECTIVE MATURITIES

| | | |
|---|---|---|
| MATURITY | JUNE 2019 | JUNE 2020 |
| AMOUNT | $350M | $300M |
| COUPON | 0% | 0% |
| CONVERSION PRICE | $116 | $118 |
| BASE UNDERLYING SHARES | 3.0M | 2.5M |
| UPPER STRIKE (BOND HEDGE) | $172 | $189 |
| ASSUMED SETTLEMENT | CASH | CASH |

# BUILD TO SUIT LEASES

NOT AN OPERATING LEASE. NOT A CAPITAL LEASE. NOT A HYBRID.

MANY OF OUR LEASES REQUIRE BUILD TO SUIT ACCOUNTING TREATMENT UNDER GAAP, WHICH CAN RESULT IN:

GROSS UP OF OUR BALANCE SHEET TO INCLUDE LANDLORD ASSETS (I.E., VALUE OF THE LAND AND LANDLORD FUNDED IMPROVEMENTS)

BTS ASSET WITHIN PP&E

CORRESPONDING BTS LIABILITY

BTS LIABILITY DOES NOT RESULT IN PAYMENTS

GROSS UP DOES NOT IMPACT P&L OR CASH FLOW

PORTION OF RENT EXPENSE CLASSIFIED AS INTEREST EXPENSE

NEW LEASE ACCOUNTING GUIDANCE IS EXPECTED IN FISCAL 2019

BRIDGE

# 2018 PRELIMINARY OUTLOOK

NET REVENUE IN THE RANGE OF $2.58B TO $2.62B
8% – 9% GROWTH ON A COMPARABLE 52 WEEK BASIS

ADJUSTED OPERATING MARGIN IN THE RANGE OF 9% TO 10%

ADJUSTED NET INCOME IN THE RANGE OF $125M TO $145M

NET CAPITAL EXPENDITURES IN THE RANGE OF $65M TO $75M

FREE CASH FLOW IN EXCESS OF $240M

# BRIDGE TO 2018 OPERATING MARGIN

| | |
|---|---|
| FY 2017 OPERATING MARGIN MIDPOINT | 6.8% |
| GROSS MARGIN | 170 – 220 BPS |
| SG&A | 50 – 100 BPS |
| OPERATING MARGIN EXPANSION | 220 – 330 BPS |
| FY 2018 OPERATING MARGIN OUTLOOK RANGE | 9% – 10% |

# THIRD QUARTER HIGHLIGHTS

# Q3 2017 HIGHLIGHTS

## SALES

TOTAL REVENUE GROWTH: +8%

COMPARABLE BRAND: +6%

HURRICANE IMPACT

## GROSS MARGIN

HIGH END OF GUIDANCE RANGE: +460BPS VS. LY

# Q3 2017 HIGHLIGHTS

## SG&A

BEAT DRIVEN BY COMPENSATION, OTHER G&A

## INTEREST

5 CENT BENEFIT RELATED TO DEBT EXTINGUISHMENT CHARGE

## TAXES

EFFECTIVE TAX RATE OF 32%

BEAT DRIVEN BY STOCK COMPENSATION “WINDFALL” BENEFITS FROM OPTION EXERCISES

EXPECTED TO CONTINUE IN Q4 AND FY 2018

RH

# INVESTOR DAY

NOVEMBER 16, 2017